EXECUTION COPY

LIMITED CONSENT
RECITALS:
Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of July 8, 2015 among CorEnergy Infrastructure Trust, Inc. (“Borrower”), the Guarantors which are, or may become signatory to the Credit Agreement (as defined below), Regions Bank, as Agent, and the Lenders named therein, as amended by First Amendment to Amended and Restated Revolving Credit Agreement dated as of November 4, 2015, Limited Consent and Amendment dated March 4, 2016 and Second Amendment to Amended and Restated Revolving Credit Agreement dated as of July 28, 2017 (as amended, the “Credit Agreement”). Terms used and not defined herein shall have the meanings given them in the Credit Agreement.

Pursuant to Section 7.4(b) of the Credit Agreement Borrower is required to deliver to Agent, not later than forty-five (45) days after the end of each fiscal quarter of Borrower, financial statements as of the end of such fiscal quarter as described therein. Borrower has notified Agent and Lenders that in response to the potential effects of COVID-19, the SEC issued an Order dated March 25, 2020 providing public companies with a 45-day extension to file certain disclosure reports that would otherwise have been due between March 1 and July 1, 2020, and that pursuant to such Order the date by which Borrower is required to file its Form 10- Q Quarterly Report for the fiscal quarter ending March 31, 2020 with the SEC has been extended from May 15, 2020 to June 30, 2020.

Because of the impact of COVID-19 on the Borrower, its employees and its tenants, Borrower has requested that Agent and Lenders extend the date by which Borrower is required to deliver the financial statements for the fiscal quarter ending March 31, 2020 pursuant to Section 7.4(b) of the Credit Agreement from May 15, 2020 to June 30, 2020.

LIMITED CONSENT:

Subject to the conditions and limitations set forth herein, Agent and the Lenders party hereto hereby consent to extending the date by which Borrower is required to deliver the financial statements for the fiscal quarter ending March 31, 2020 pursuant to Section 7.4(b) of the Credit Agreement from May 15, 2020 to June 30, 2020; provided, that, notwithstanding the terms of the Credit Agreement, Borrower hereby agrees that:

a.effective as of the date hereof, the Borrowing Base value of GIGS and the GIGS Lease shall be zero;

a.the Borrowing Base Certificate to be delivered pursuant to Section 7.4(e) of the Credit Agreement within sixty (60) days after the end of the calendar quarter ending March 31, 2020, calculating the amount of the Borrowing Base as of the end of such immediately preceding calendar quarter, shall provide that the Borrowing Base value of GIGS and the GIGS Lease is zero; and

a.the Borrowing Base value of GIGS and the GIGS Lease shall remain zero until Borrower’s delivery of a Borrowing Base Certificate in accordance with Section 7.4(e) of the Credit Agreement.

For the avoidance of doubt, pursuant to the terms of the Credit Agreement, the foregoing extension shall also apply to Borrower’s obligation to deliver, with the delivery of the financial statements for the fiscal quarter ending March 31, 2020: (i) a Compliance Certificate pursuant to Section 7.4(c) of the

Credit Agreement, (ii) a certificate as described in Section 7.4(d) of the Credit Agreement and (iii) updated Schedules 6.20(f) and 6.20(g) to the Credit Agreement pursuant to Section 7.4(h) of the Credit Agreement.

EFFECTIVENESS

This Limited Consent shall become effective as of the date hereof when and only when Agent shall have received, at its office a counterpart of this Limited Consent executed and delivered by the Borrower, Agent and Required Lenders.

LIMITATIONS AND CONDITIONS:

1.The Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects by the Borrower. The Borrower hereby ratifies and confirms in all respects any and all Liens on any and all Collateral granted by it pursuant to any Security Documents to which it is a party. The Borrower hereby represents and warrants that after giving effect to this Limited Consent and the information contained herein, (i) all representations and warranties contained in §6 of the Credit Agreement and in the other Loan Documents, after giving effect to the limited consents and amendments herein and the events related thereto, are true and correct in all material respects on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct as of such date), (ii) no Default has occurred and is continuing on and as of the date hereof, or would result from the execution and delivery of this Limited Consent by the Borrower and (iii) no Material Adverse Effect has occurred. Except as expressly consented to, waived or agreed herein, all covenants, obligations and agreements of the Borrower and each Guarantor contained in the Credit Agreement and other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrower in all respects.

1.The Borrower agrees to pay the reasonable and documented fees and expenses of Agent and Agent’s Special Counsel incurred in connection with the preparation, negotiation, execution, delivery or administration of this Limited Consent and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby in accordance with Section 15 of the Credit Agreement.

1.This Limited Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

1.This Limited Consent and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

1.This Limited Consent is a "Loan Document" as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

1.This Limited Consent may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

WRITTEN NOTICE TO AGENT

Borrower previously notified Agent via telephone that certain events of default have occurred under the GIGS Lease as a result of Energy XXI GIGS Services, LLC’s failure to pay rent due for April and May, 2020 (the “Specified GIGS Defaults”). Pursuant to Section 7.5(a)(iii) of the Credit Agreement, Borrower hereby provides written notice to Agent of the Specified GIGS Defaults.

This Limited Consent is dated effective as of May 14, 2020.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.

BORROWER:

CORENERGY INFRASTRUCTURE TRUST, INC.,
a Maryland corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Chairman, CEO and President

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

[Execution of Limited Consent Continued]

GUARANTORS:

CORRIDOR PRIVATE HOLDINGS, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

CORRIDOR PUBLIC HOLDINGS, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

CORENERGY OPERATING PARTNERSHIP, LP,
a Delaware limited partnership By its general partner CorEnergy GP, LLC

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Manager, CEO and President

GRAND ISLE CORRIDOR, LP,
a Delaware limited partnership By its general partner Grand Isle GP, Inc.

By: /s/ David J. Schulte
Name: David J. Schulte
Title: CEO and President

GRAND ISLE GP, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

LCP OREGON HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Manager

CORRIDOR BISON, LLC,
a Delaware limited liability company

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Manager

CORENERGY BBWS, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

CORENERGY GP, LLC,
a Delaware limited liability company

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Manager, CEO and President

CORRIDOR MOGAS, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

GRAND ISLE LP, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

MOGAS PIPELINE LLC,
a Delaware limited liability company

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Chairman

UNITED PROPERTY SYSTEMS, LLC,
a Delaware limited liability company

By: /s/ David J. Schulte
Name: David J. Schulte
Title: President

CORRIDOR LEEDS PATH WEST, INC.,
a Delaware corporation

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Director, CEO and President

FOUR WOOD CORRIDOR, LLC,
a Delaware limited liability company

By: /s/ David J. Schulte
Name: David J. Schulte
Title: Manager and President

REGIONS BANK, as a Lender and as Agent

By:/s/ Michael Kolosowsky
Name: Michael Kolosowsky
Title: Managing Director

BANK OF AMERICA,N.A., as a Lender

By:/s/ Alok Jain
Name: Alok Jain
Title: Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:/s/ Borden Tennant
Name: Borden Tennant
Title: Vice President

BOKF,NA DBA
BANK OF KANSAS CITY, as a Lender

By:/s/ Charles Hunter
Name: Charles Hunter
Title: SVP

ARVEST BANK, as a Lender

By:/s/ Kevin Rooney
Name: Kevin Rooney
Title: Senior Vice President

ACADEMY BANK,N.A., as a Lender

By:/s/ Jason Hilpipre
Name: Jason Hilpipre
Title: Vice President